INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1997

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semi-annual report on the operations of InterCapital Insured Municipal Securities (IMS) for the period ended April 30, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, an acceleration of economic activity led by consumer spending developed in the fourth quarter of 1996 and continued into the first quarter of 1997. This contributed to rising interest rates between December and April. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate
25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation. Subsequently, the fixed-income markets began to anticipate the possibility of additional rate hikes by the Fed.

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but were less volatile. Long-term insured revenue bond yields moved as low as
5.45 percent in November 1996, before rising to 5.75 percent in April 1997.


                           BOND YIELDS 1994-1997

                                                         Insured Municipal
             30-Year Insured                               Revenue Yields
                Municipal            30-year U.S.       as a Percentage of
             Revenue Yields        Treasury Yields      U.S. Treasury Yields
                  5.45                  6.35                    0.8586
Jan '94           5.29                  6.24                    0.8481
                  5.64                  6.66                    0.8468
                  6.19                  7.09                    0.8728
                  6.24                  7.31                    0.854
                  6.23                  7.43                    0.8387
                  6.31                  7.61                    0.8293
                  6.15                  7.4                     0.8314
                  6.17                  7.45                    0.828
                  6.42                  7.82                    0.8212
                  6.66                  7.97                    0.8356
                  6.99                  8                       0.8738
                  6.65                  7.88                    0.8438
Jan '95           6.42                  7.7                     0.834
                  6.12                  7.44                    0.8222
                  6.07                  7.43                    0.8167
                  6.05                  7.34                    0.8245
                  5.84                  6.65                    0.8784
                  6                     6.62                    0.9066
                  5.99                  6.85                    0.875
                  5.98                  6.65                    0.8997
                  5.97                  6.5                     0.9184
                  5.79                  6.33                    0.915
                  5.61                  6.13                    0.9151
                  5.49                  5.95                    0.923
Jan '96           5.42                  6.03                    0.8989
                  5.55                  6.47                    0.8577
                  5.89                  6.67                    0.8835
                  5.94                  6.91                    0.8601
                  5.99                  6.99                    0.8571
                  5.86                  6.87                    0.8529
                  5.77                  6.97                    0.8278
                  5.82                  7.12                    0.8176
                  5.71                  6.92                    0.8248
                  5.6                   6.64                    0.8431
                  5.45                  6.35                    0.8583
                  5.56                  6.64                    0.8372
Jan '97           5.63                  6.79                    0.8293
                  5.53                  6.8                     0.8129
                  5.83                  7.1                     0.8216
                  5.74                  6.96                    0.8251

Source: Bloomberg L.P.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1997, continued


Similarly, yields on one-year municipal notes moved from 3.70 to 3.95 percent over the past six months. The yield curve pick-up for extending maturities from 1 to 30 years increased to 180 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields declined from 86 percent at the end of October 1996 to 82 percent in April 1997. A declining ratio means that municipals have outperformed Treasuries, but have become relatively more expensive. The ratio has ranged from 81 to 92 percent over the past three years.

New-issue municipal volume was down 6 percent during the first four months of 1997. However, underwriting volume for the full year is expected to exceed bond maturities and redemptions.

PERFORMANCE

Over the six-month period ended April 30, 1997, the Trust's net asset value
(NAV) moved from $15.08 to $14.90. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.41 per share, the Trust's total NAV return was 1.83 percent. IMS's market price on the New York Stock Exchange moved from $13.125 to $13.625 per share. Based on this change in market price plus reinvestment of tax-free dividends, IMS's total market return was 6.99 percent. On April 30, 1997, the Trust was trading at a 9 percent discount to NAV. Undistributed net investment income available for dividends declined from $0.090 to $0.084 per share.


FIVE LARGEST SECTORS AS OF APRIL 30, 1997
(% OF NET ASSETS)

ELECTRIC                23%
TRANSPORTATION          19%
GENERAL OBLIGATION      14%
HOSPITAL                13%
EDUCATION                7%
ALL OTHERS              24%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF APRIL 30, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC                   35%
CONNIE LEE               2%
FGIC                    15%
MBIA                    48%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1997, continued


PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 11 long-term sectors and 36 credits. IMS's average maturity and call protection were 23 years and 8 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple-"A"-rated bond insurance.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Although tax-free yields are currently somewhat "rich" in their historical relationship with Treasury yields, the long-term benefit of tax-exemption remains intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1997, IMS purchased and retired 132,800 shares of beneficial interest at a weighted average market discount of 11.33 percent.

We appreciate your ongoing support of InterCapital Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (97.4%)
            General Obligation (13.5%)
  $ 3,920   Kodiak Island Borough, Alaska, Ser 1994 A (AMBAC) ...............  5.50 %   02/15/14   $ 3,827,331
    4,000   Moulton-Niguel Water District, California, 1993 Refg (MBIA) .....  5.00     09/01/19     3,569,680
    3,000   Chicago, Illinois, Refg Ser 1993 B (AMBAC) ......................  5.125    01/01/22     2,724,870
    8,000   Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A
             (MBIA)  ........................................................  5.75     06/01/13     8,005,120
  -------                                                                                          -----------
   18,920                                                                                           18,127,001
  -------                                                                                          -----------
            Educational Facilities Revenue (6.6%)
    2,000   Chicago State University, Illinois, Ser 1994 (MBIA) .............  6.15     12/01/23     2,027,320
    2,000   New York State Dormitory Authority, Fordham University Ser 1994
             (FGIC)  ........................................................  5.50     07/01/23     1,898,940
    2,000   Rhode Island Health & Educational Building Corporation,
             Providence College Ser 1993 (MBIA) .............................  5.60     11/01/22     1,876,380
    3,000   Wisconsin Health & Educational Facilities Authority, Marquette
             University Ser 1994 (FGIC) .....................................  6.45     12/01/19     3,135,690
  -------                                                                                          -----------
    9,000                                                                                            8,938,330
  -------                                                                                          -----------
            Electric Revenue (23.4%)
    4,000   Anchorage, Alaska, Refg Ser 1993 (MBIA) .........................  6.20     12/01/13     4,130,520
    5,000   Sacramento Municipal Utility District, California, Refg 1994 Ser
             I (MBIA)  ......................................................  6.00     01/01/24     5,049,950
    3,000   Municipal Electric Authority of Georgia, Power Ser EE (AMBAC) ...  6.00     01/01/22     3,023,880
    5,000   Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) ........  6.375    09/01/23     5,293,200
    2,745   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)  ........................................................  5.375    01/01/25     2,603,029
    4,000   Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) .............  5.25     07/01/18     3,669,600
    5,000   Bedford, Virginia, Hydro Ser 1994 (AMBAC) .......................  5.25     06/01/25     4,569,200
    3,000   Tacoma, Washington, Refg 1994 (FGIC) ............................  6.25     01/01/15     3,111,360
  -------                                                                                          -----------
   31,745                                                                                           31,450,739
  -------                                                                                          -----------
            Hospital Revenue (13.0%)
    3,000   Morgan County Health Care Authority, Alabama, Decatur General
             Hospital Ser 1994 (Connie Lee) .................................  6.375    03/01/24     3,121,860
    4,000   California Statewide Communities Development Authority, Sharp
             Health Care COPs (MBIA) ........................................  6.00     08/15/24     4,033,560
    3,000   Volusia County Health Facilities Authority, Florida, Memorial
             Health Refg & Impr Ser 1994 (AMBAC) ............................  5.75     11/15/20     2,965,590
    1,500   Illinois Health Facilities Authority, University of Chicago
             Hospital Ser 1994 (MBIA) .......................................  6.125    08/15/21     1,510,920
    3,105   Massachusetts Health & Educational Facilities Authority, Lahey
             Clinic Medical Center Ser B (MBIA) .............................  5.375    07/01/23     2,873,212
    3,000   New Hampshire Higher Educational & Health Facilities Authority,
             The Hitchcock Clinic Ser 1994 (MBIA) ...........................  6.00     07/01/24     3,008,100
  -------                                                                                          -----------
   17,605                                                                                           17,513,242
  -------                                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (5.4%)
 $  5,550   Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1992 (AMT)(MBIA) ...........................................  6.55 %   12/01/22      $5,805,633
    1,500   Pennsylvania Industrial Development Authority, Ser 1994 (AMBAC) .  5.50     01/01/14       1,464,705
 --------                                                                                           ------------
    7,050                                                                                              7,270,338
 --------                                                                                           ------------
            Mortgage Revenue -Multi-Family (2.3%)
    3,000   Los Angeles Community Redevelopment Agency, California,
             Refg Ser 1994 A (AMBAC) ........................................  6.55     01/01/27       3,108,330
 --------                                                                                           ------------
            Public Facilities Revenue (2.3%)
    1,000   Hillsborough County School Board, Florida, Ser 1994 COPs (MBIA) .  6.00     07/01/14       1,026,130
    2,000   Michigan Municipal Bond Authority, Ser 1994 A (FGIC) ............  6.00     12/01/13       2,060,100
 --------                                                                                           ------------
    3,000                                                                                              3,086,230
 --------                                                                                           ------------
            Transportation Facilities Revenue (18.6%)
    5,225   San Francisco Airports Commission, California, San Francisco
             Int'l Airport Second Ser Refg (MBIA) ...........................  6.75     05/01/20       5,686,524
    3,000   Atlanta, Georgia, Airport Ser 1994 B (AMT)(AMBAC) ...............  6.00     01/01/21       3,007,740
    2,000   Hawaii, Airports Third Refg Ser of 1994 (AMT)(AMBAC) ............  5.75     07/01/09       2,029,700
            Chicago Midway Airport, Illinois,
    3,000    1994 Ser A (AMT)(MBIA) .........................................  6.25     01/01/14       3,064,050
    3,000    1994 Ser A (AMT)(MBIA) .........................................  6.25     01/01/24       3,059,970
    5,000   Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC) .  6.25     06/01/24       5,153,300
    3,000   Pennsylvania Turnpike Commission, Oil Franchise Tax Ser A of
             1994 (AMBAC) ...................................................  6.00     12/01/19       3,032,490
 --------                                                                                           ------------
   24,225                                                                                             25,033,774
 --------                                                                                           ------------
            Water & Sewer Revenue (2.9%)
    4,000   Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) ......  5.70     06/01/20       3,909,440
 --------                                                                                           ------------
            Other Revenue (3.7%)
    5,000   Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (AMBAC) ......  5.875    06/01/24       4,982,900
 --------                                                                                           ------------
            Refunded (5.7%)
    5,000   Central Coast Water Authority, California, Ser 1992 (AMBAC) .....  6.60     10/01/02++     5,517,250
    2,255   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)(ETM) ....................................................  5.375    01/01/25       2,167,032
 --------                                                                                           ------------
    7,255                                                                                              7,684,282
 --------                                                                                           ------------
 $130,800   TOTAL MUNICIPAL BONDS (Identified Cost $125,881,520)(a)  .................       97.4%   131,104,606
 ========                                                                                           ============
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................        2.6      3,498,353
                                                                                            -----   ------------
            NET ASSETS ...............................................................      100.0%  $134,602,959
                                                                                            =====   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued


--------------
   AMT       Alternative Minimum Tax.
   COPs      Certificates of Participation.
   ETM       Escrowed to Maturity.
   ++        Prerefunded to call date shown.
   (a)       The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,235,272 and the aggregate gross unrealized depreciation is $12,186, resulting in net unrealized appreciation of $5,223,086.

Bond Insurance:
---------------
   AMBAC     AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
   FGIC      Financial Guaranty Insurance Company.
   MBIA      Municipal Bond Investors Assurance Corporation.


                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets
                                 April 30, 1997

Alabama           2.3%
Alaska            5.9
California       22.9
Florida           3.0
Georgia           4.5
Hawaii            5.8
Illinois         13.0
Indiana           3.7%
Kansas            3.9
Massachusetts     2.1
Michigan          1.6
Nevada            6.0
New Hampshire     2.3
New York          1.4
Pennsylvania      3.3%
Rhode Island      1.4
South Carolina    3.6
Utah              2.7
Virginia          3.4
Washington        2.3
Wisconsin         2.3
                 ----
Total            97.4%
                 ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $125,881,520)  ......................................   $131,104,606
Cash...................................................................        919,703
Interest receivable ...................................................      2,642,182
Deferred organizational expenses ......................................         16,117
Prepaid expenses ......................................................         14,253
                                                                          ------------
  TOTAL ASSETS ........................................................    134,696,861
                                                                          ------------
LIABILITIES:
Investment management fee payable......................................         43,521
Accrued expenses ......................................................         50,381
                                                                          ------------
  TOTAL LIABILITIES ...................................................         93,902
                                                                          ------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, none issued).....................        --
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 9,035,213 shares outstanding) ........................    128,890,501
Net unrealized appreciation ...........................................      5,223,086
Accumulated undistributed net investment income........................        757,075
Accumulated net realized loss .........................................       (267,703)
                                                                          ------------
  NET ASSETS ..........................................................   $134,602,959
                                                                          ============
NET ASSET VALUE PER COMMON SHARE
 ($134,602,959 divided by 9,035,213 common shares outstanding)  .......   $      14.90
                                                                          ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.........................   $ 3,932,087
                                           -----------
EXPENSES
Investment management fee...............       237,666
Professional fees ......................        28,778
Transfer agent fees and expenses .......        19,996
Shareholder reports and notices  .......        12,153
Registration fees ......................         8,143
Trustees' fees and expenses.............         6,720
Organizational expenses ................         4,361
Custodian fees..........................         3,668
Other...................................         5,125
                                           -----------
  TOTAL EXPENSES .......................       326,610
  LESS: EXPENSE OFFSET .................        (3,647)
                                           -----------
  NET EXPENSES .........................       322,963
                                           -----------
  NET INVESTMENT INCOME.................     3,609,124
                                           -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain.......................        21,092
Net change in unrealized appreciation  .    (1,808,264)
                                           -----------
  NET LOSS .............................    (1,787,172)
                                           -----------
NET INCREASE ...........................   $ 1,821,952
                                           ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX      FOR THE YEAR
                                                     MONTHS ENDED        ENDED
                                                    APRIL 30, 1997  OCTOBER 31, 1996
------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................  $  3,609,124     $  7,424,778
Net realized gain .................................        21,092          180,188
Net change in unrealized appreciation .............    (1,808,264)         875,821
                                                     ------------     ------------
  NET INCREASE ....................................     1,821,952        8,480,787
Dividends to common shareholders from
 net investment income.............................    (3,680,847)      (7,538,749)
Decrease from transactions in common shares of
 beneficial interest...............................    (1,778,973)      (4,438,777)
                                                     ------------     ------------
  NET DECREASE.....................................    (3,637,868)      (3,496,739)
NET ASSETS:
Beginning of period................................   138,240,827      141,737,566
                                                     ------------     ------------
  END OF PERIOD
  (Including undistributed net investment income of
    $757,075 and $828,798, respectively)  .........  $134,602,959     $138,240,827
                                                     ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $44,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $615,828.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $6,600.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                           CAPITAL
                                                                                                           PAID IN
                                                                                                          EXCESS OF
                                                                                 SHARES     PAR VALUE     PAR VALUE
                                                                                --------    ---------    -----------
Balance, October 31, 1995 ....................................................  9,505,013     $95,050    $135,013,201
Treasury shares purchased and retired (weighted average discount 12.28%)* ....   (337,000)     (3,370)     (4,435,407)
                                                                                ---------     -------    ------------
Balance, October 31, 1996 ....................................................  9,168,013      91,680     130,577,794
Treasury shares purchased and retired (weighted average discount 11.33%)* ....   (132,800)     (1,328)     (1,777,645)
                                                                                ---------     -------    ------------
Balance, April 30, 1997 ......................................................  9,035,213     $90,352    $128,800,149
                                                                                =========     =======    ============

--------------
*   The Trustees have voted to retire the shares purchased.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $289,000 which will be available through October 31, 2003 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

  DECLARATION      AMOUNT        RECORD        PAYABLE
      DATE        PER SHARE       DATE           DATE
      ----        ---------       ----           ----
 April 29, 1997    $0.0675    May 9, 1997    May 23, 1997
  May 27, 1997     $0.0675    June 6, 1997  June 20, 1997

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                            FOR THE PERIOD
                                                                                                          FEBRUARY 28, 1994*
                                                    FOR THE SIX        FOR THE YEAR        FOR THE YEAR        THROUGH
                                                    MONTHS ENDED          ENDED               ENDED           OCTOBER 31,
                                                  APRIL 30, 1997**  OCTOBER 31, 1996**  OCTOBER 31, 1995**      1994**++
-----------------------------------------------------------------------------------------------------------------------------
                                                     (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..............     $ 15.08           $ 14.91            $ 13.20            $ 14.06
                                                       -------           -------            -------            -------
Net investment income.............................        0.40              0.80               0.79               0.44
Net realized and unrealized gain (loss)...........       (0.20)             0.11               1.58              (0.93)
                                                       -------           -------            -------            -------
Total from investment operations..................        0.20              0.91               2.37              (0.49)
                                                       -------           -------            -------            -------
Less dividends from net investment income ........       (0.41)            (0.81)             (0.75)             (0.38)
                                                       -------           -------            -------            -------
Anti-dilutive effect of acquiring treasury
 shares...........................................        0.03              0.07               0.09               0.05
                                                       -------           -------            -------            -------
Offering costs charged against capital............        --                --                 --                (0.04)
                                                       -------           -------            -------            -------
Net asset value, end of period....................     $ 14.90           $ 15.08            $ 14.91            $ 13.20
                                                       =======           =======            =======            =======
Market value, end of period.......................     $13.625           $13.125            $12.625            $11.125
                                                       =======           =======            =======            =======
TOTAL INVESTMENT RETURN+..........................        6.99%(1)         10.52%             20.61%            (23.56)%(1)

RATIOS TO AVERAGE NET ASSETS:

Total expenses....................................        0.48%(2)(3)       0.49%(3)           0.54%(3)           0.51%(2)
Net investment income.............................        5.31%(2)          5.32%              5.51%              4.69%(2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands...........    $134,603          $138,241           $141,738           $132,377
Portfolio turnover rate...........................        --                   1%              --                 --


--------------
*      Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Restated for comparative purposes.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


INTERCAPITAL
INSURED
MUNICIPAL
SECURITIES


Semiannual Report
April 30, 1997